UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Strategy Inc

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On September 25, 2026, Strategy Inc (the “Company”) launched a page on its website, strategy.com/mstr/vote (the "Page"), concerning the Company’s 2026 Special Meeting of Shareholders (the "Special Meeting") and business information about the Company. The Company made available on the Page an investor presentation (the "Investor Presentation"). The Page on which the Investor Presentation was posted, a copy of the slides presented, and a transcript of the presentation are set forth below as Annexes A, B and C, respectively. A banner concerning the Special Meeting was added at the top of each page of the Company’s website. The text of the banner is set forth below as Annex D. The Company also published the Investor Presentation on its YouTube channel (Strategy Inc), as set forth below as Annex E.

Additionally, on September 25, 2026, (i) the Company, (ii) Michael J. Saylor, the Company's Chairman of the Board of Directors and Executive Chairman, (iii) Phong Q. Le, the Company's President and Chief Executive Officer, and (iv) Chaitanya Jain, the Company's Director, Investor Relations, made posts regarding the Special Meeting on their respective X accounts. Copies of those posts are set forth below as Annex F.

Further, on September 25, 2026, Mr. Jain appeared on an episode of The Digital Credit Podcast (https://x.com/i/broadcasts/1wGWjlWEbzeKQ), which was broadcast live on X and hosted by Tim Kotzman, during which Mr. Jain discussed, among other things, the Special Meeting and certain of the proposals to be presented for shareholder consideration. A transcript of Mr. Jain’s remarks regarding the foregoing is set forth below as Annex G.

Annex A

Strategy is proposing Daily Dividends on Every Calendar Day for its U.S. Listed Preferred Securities. Click here to learn more.

Proposing Daily Dividends on Every Calendar Day for Strategy's U.S. Listed Preferred Securities

Strategy is proposing to pay daily dividends on all our U.S. listed preferred securities (NASDAQ: STRF, STRC, STRK, and STRD), with dividends accruing on every calendar day, including weekends and holidays, and paid on the next business day. If approved and adopted, we believe this would reduce reinvestment lag, enhance liquidity and market efficiency, and increase price stability. Strengthening our preferred securities would create a competitive advantage for Strategy and increased demand could drive Amplification and Bitcoin Per Share.

Presentation | **Proxy Filing** | **Ask Questions**

Amendment to
Daily Dividends
NASDAQ: STRF, STRC, STRK, and STRD
September 2026
Saylor, Michael
Le, Phong

Copyright © 2026 Strategy. All Rights Reserved.
Le, Phong

Watch this presentation from Michael Saylor and Phong Le to learn more

Proposed Amendment Timeline

- **Sep 25:** Preliminary Proxy Filed
- **Oct 5:** Definitive Proxy Filed(1) ***Voting Opens***
- **Oct 28:** Meeting Date ***Voting Completes***
- **Nov 1 and Nov 2:** STRC First Record and Payment Date under New Cadence, respectively(2)
- **Jan 1 and Jan 4:** STRF, STRK, and STRD First Record and Payment Date under New Cadence, respectively(2)

(1) Estimated date of filing
(2) If approved

Important Notice

This communication constitutes soliciting material pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended.

Additional Information and Where You Can Find It

Participant Information

Safe Harbor Statement: Forward-Looking Statements

Some of the information we provide on this page regarding our future expectations, plans, and prospects, market opportunity, target trading value of our Variable Rate Series A Perpetual Stretch Preferred Stock, anticipated new timing of the dividend payments on our preferred stock and the expected benefits thereof, may constitute forward-looking statements. Actual results may differ materially from these forward-looking statements due to various important factors, including fluctuations in the price of Bitcoin, stockholder approval of the amended and restated certificates of designations for our preferred stock and the risk factors discussed in our "Risk Factors" in the Company's Quarterly Report on Form 10-Q filed with the SEC on August 3, 2026 and the risks described in other filings that Strategy may make with the SEC. Except as required by law, we assume no obligation to update these forward-looking statements, which speak only as of the date hereof.

Other Important Information

If approved, each calendar day thereafter would be a record date; the related dividend would be payable on the next following Business Day. Dividends are payable when, as and if declared by the Board of Directors of the Company or a duly authorized committee thereof, out of funds legally available for payment. "Business Day" means any day other than a Saturday or Sunday or any day on which the Federal Reserve Bank of New York is authorized or required to be closed. In addition, the definition of "Business Day" is designed to provide the Company flexibility to accommodate the potential payment of dividends seven days a week in the future. See the applicable amended and restated certificate of designations appended to the Special Meeting preliminary proxy statement for the complete definition, available here.

See Notes (strategy.com/notes) for important information

Strategy₿ © 2026 Strategy. All Rights Reserved.

Contact Us Media Kit Legal Terms of use Privacy policy

Annex B

Strategy₿

Amendment to Pay Daily Dividends

NASDAQ: STRF, STRC, STRK, and STRD

September 2026

Copyright © 2026 Strategy. All Rights Reserved.

Slide 1

Important Information & Forward-Looking Statements

Additional Information and Where You Can Find It

This communication constitutes soliciting material pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended.

Participant Information

Safe Harbor Statement: Forward-Looking Statements

Some of the information we provide in this presentation regarding our future expectations, plans, and prospects, market opportunity, target trading value of our Variable Rate Series A Perpetual Stretch Preferred Stock, anticipated new timing of the dividend payments on our preferred stock and the expected benefits thereof, may constitute forward-looking statements. Actual results may differ materially from these forward-looking statements due to various important factors, including fluctuations in the price of Bitcoin, stockholder approval of the amended and restated certificates of designations for our preferred stock and the risk factors discussed in our "Risk Factors" in the Company's Quarterly Report on Form 10-Q filed with the SEC on August 3, 2026 and the risks described in other filings that Strategy may make with the SEC. Except as required by law, we assume no obligation to update these forward-looking statements, which speak only as of the date of this presentation.

2

Strategy₿

Slide 2

Strategy₿

Digital Credit Highlights

Copyright © 2026 Strategy. All Rights Reserved.

Slide 3

Digital Credit Has Scaled to $16 Billion in 20 Months

Strategy holds ~90% of the Digital Credit market share at $14.5B

Digital Credit Notional Outstanding (in $B)
$16
$12
$8
$4
$0
Jan-25
Mar-25
Jun-25
Sep-25
Dec-25
Mar-26
Jun-26
Sep-26
$730M
STRK IPO
1st Digital Credit security launched
$850M
STRF IPO
$1.2B
STRD IPO
$2.8B
STRC IPO
1st variable rate preferred launched
$894M
STRE IPO
Euro denominated
$200M
SATA IPO
Added 2nd BTC treasury issuer
Metaplanet announced plans to issue Digital Credit
STRC Layer 2 Adoption
20 products built on STRC with $500M STRC held
$350M
BMNP IPO
Added 3rd Digital Asset treasury issuer (ETH)
STRC moved to semi-monthly
SATA moved to daily
$14M
CHAD IPO
Added 4th Digital Asset treasury issuer (SOL)
Smarter Web announced plans to issue Digital Credit
$16B
Digital Credit

Note: As of September 15, 2026.

Strategy₿

4

Slide 4

Strategy Digital Credit Overview

	STRF *Lowest Risk*	STRC *Treasury Credit*	STRE *Euro-Denominated*	STRK *Upside Exposure*	STRD *Highest Yield*
Size	$1.3B	$9.3B	$0.9B[6]	$1.4B	$1.4B
Liquidity[1]	$7M	$141M	-	$7M	$7M
Dividend %	10% (Fixed)	12% (Variable)	10% (Fixed)	8% (Fixed)	10% (Fixed)
Div. Frequency	Quarterly	Semi-Monthly	Quarterly	Quarterly	Quarterly
Effective Yield %[2]	9.6%	12.2%	12.5%	10.6%	13.5%
Tax-Eq. Yield %[3]	15.3%	19.3%	19.8%	16.8%	21.4%
Conversion	-	-	-	10:1 (MSTR)	-
Volatility[4]	12%	11%	-	43%	27%
BTC Rating[5]	36.0x	6.1x	5.7x	5.1x	4.6x

(1) 30D Average Trading Volume as of 9/18/25. (2) As of 9/18/2025. For STRE, Effective Yield assumes STRE's €80.00 initial public offering price for illustrative purposes, which does not represent a current market or executable price. (3) Assuming a U.S. individual holder with a 37% marginal U.S. Federal Income Tax-Rate and return of capital treatment on Strategy dividends. See Appendix for more information. For STRE, Effective Yield assumes STRE's €80.00 initial public offering price for illustrative purposes, which does not represent a current market or executable price. (4) 30-day historical volatility as of 9/18/25. (5) BTC Rating does not represent a rating from any rating agency and is not equivalent to a "rating" in the traditional financial context. BTC Rating does not account for potential cross defaults under our debt obligations. Refer to the Appendix for more details. (6) Assumes USD/EUR conversion rate of 1.1805.

5

Slide 5

Digital Credit Tax-Equivalent Yield vs. Other Credit

21.4%
19.8%
19.3%
16.8%
15.3%
10.0%
7.5%
7.0%
5.7%
4.4%
4.0%
3.9%
3.7%
0.4%
STRD
STRE
STRC
STRK
STRF
Private Credit
Junk Bonds
Bank Preferreds
Investment Grade
Mortgage Backed
Commercial Paper
Treasury Bills
Money Markets
Bank Accounts
(Tax-Eq. Yield)

Provided for illustrative purposes only, does not constitute investment advice and should not form the basis for making an investment decision in STRC or any other security. Tax-Equivalent Yield calculated assuming a U.S. individual holder with a 37% U.S. Federal Income Tax Rate. Strategy data as of 9/18/2026. STRE Tax-Equivalent Yield assumes STRE's €80.00 initial public offering price for illustrative purposes, which does not represent a current market or executed price. See Appendix for more details. Source: Bloomberg and FRED as of 9/21/2026.

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Strategy

Slide 6

STRC Highlights as of September 2026

Current Yield
12.2%

Tax-Deferred ("ROC") / 19.3% Tax-Eq. Yield (1)

Avg. Daily Liquidity (30D)
$141M

Nasdaq-Listed

Notional Value
$9.3B

Buyback Program
$1.1B

STRC repurchased; $0.9B capacity remaining

USD Assets
$6.1B

USD Duration
3.8 Yrs

BTC Rating
6.1x

BTC Reserve
$68.5B

BTC Duration
42 Yrs

Note: Notional Value as of 8-K filed on September 21, 2026. All other figures as of market close on September 18, 2026. (1) Assuming a U.S. individual investor with a 37% marginal U.S. Federal Income Tax-Rate and return of capital treatment on Strategy dividends. Upon disposition or redemption, an investor will be subject to tax on all prior "return of capital" distributions at the applicable capital gains rate. Upon depletion of an investor's basis, further distributions are taxable as capital gains. BTC Duration includes coverage of interest expense for outstanding indebtedness. BTC Rating does not represent a rating from any rating agency and is not equivalent to a "rating" in the traditional financial context. BTC Rating does not account for potential cross-defaults under our debt obligations. Refer to the Appendix for more information.

7

Strategy

Slide 7

STRC Is the Platform for Digital Money and Digital Yield

Digital Money/Yield
Digital Credit
Digital Capital
Apyx
CASTL
Castle
Hermetica
hope
Hope
kraken
Kraken
Ondo
Pendle
Roxom
Saturn
Spreads
Strata
UTXO
UTXO
21shares
21Shares
STRC

Strategy

8

Slide 8

STRC Is a Building Block for Financial Products

Daily dividends would strengthen product fit across $420M+ of reported STRC AUM

Stablecoins / DeFi

$241M STRC AUM

Yield-bearing dollars and on-chain financial products

APYX, Hermetica, PENDLE, Saturn, SPREADS, strata

Representative market pools

$305B / $93B

Stablecoins / DeFi TVL

Tokenization

$172M STRC AUM

Tokenized STRC access and wrappers

kraken, Ondo

Representative market pool

$39B

Tokenized assets on-chain

Funds / ETPs

$11M STRC AUM

Packaged investment and cash-management exposure

21shares, B2V crypto, ORANJE, UTXO

Representative market pool

$23T

Global ETF assets

Cash / Yield Accounts

$2M STRC AUM

Exchange distribution and high-yield accounts

CASTLE, Roxom

Representative market pool

$8T

U.S. money market funds

As of 9/18/2026. STRC AUM is an illustrative estimate based on available disclosures; category figures may overlap across products. Market pools: RWA.xyz for stablecoin value and tokenized assets; DefiLlama for DeFi TVL; ETFGI ($23.11T global ETF assets, 7/31/2026); ICI ($7.97T U.S. money market funds, 9/9/2026).

9

Strategy

Slide 9

Our Objective is for STRC to Trade Over Time at $99-$100

Closing Price
$100
$80
$60
$40
$20
$0
Jul-25
Sep-25
Nov-25
Jan-26
Mar-26
May-26
Jul-26
Sep-26
June 29, 2026
Digital Credit and MSTR Repurchase Authorizations Announced
July 27, 2026
Strategy Initiates STRC Repurchases and Announces Ongoing Share Buyback Policy

Note: As of September 18, 2026. Historical performance does not guarantee future results. Actual results may vary materially. Does not constitute investment advice and should not form the basis for an investment in STRC or any other securities.

10

Slide 10

Upgrades to Make STRC More Robust

Each enhancement is designed to improve price stability, liquidity, and investor demand

V1 Jul 2025	V2 Dec 2025	V3 Jun 2026	V4 Jun 2026	V5 Nov 2026 (Proposed)
Monthly dividends	Monthly dividends	**Semi-monthly dividends**	Semi-monthly dividends	**Daily dividends**
Variable rate	Variable rate	Variable rate	Variable rate	Variable rate
ATM issuance	ATM issuance	ATM issuance	**ATM issuance + Repurchase**	ATM issuance + Repurchase
	USD Reserve	USD Reserve	**USD Reserve (Restricted + 1Y min)**	USD Reserve (Restricted + 1Y min)

11

Slide 11

Amendment Proposal

Copyright © 2026 Strategy. All Rights Reserved.

Slide 12

Thank You, Shareholders, for Approving Semi-Monthly Dividends on STRC

- Shareholders **approved the amendment** on June 8, 2026
- **97.5%** of STRC shares voted were cast **FOR** the proposal[(1)]
  99.9% of MSTR shares voted were cast **FOR** the proposal[(1)]
- **Dividends paid two times a month** instead of once: 15th & month-end; economics unchanged
- Strategy has **paid $255 million** in STRC Semi-Monthly Dividends[(2)]

(1) 52.65% and 64.59% of the outstanding STRC and MSTR shares voted FOR proposal 5, respectively. (2) As of dividends declared for the 9/15/2026 record date.

13

Strategy₿

Slide 13

Proposing to Accrue and Pay Daily Dividends on STRF, STRC, STRK & STRD

---

1) Dividends **accrued ~15x more frequently for STRC** (semi-monthly to daily), and **~90x more frequently for STRF/K/D** (quarterly to daily), economics unchanged [1]

2) Each **calendar day** is a record date with next **business day** as payment date

3) STRC Rate will be announced on the 15th of the prior month

4) Designed to stabilize price[2], dampen cyclicality, drive liquidity, grow demand

(1) Annual dividend payment amounts are unchanged; payments are made more frequently. However, dividend timing shifts: each daily dividend has a record date on each calendar day and is paid on the next business day. Accordingly, dividends with record dates on the final calendar days of a month which are not business days would be paid on the first business day of the following month. For example, if a month ends on a weekend or holiday, dividends with record dates on those non-business days, as well as any preceding calendar days for which the next business day falls in the following month, would be paid on that first business day. For STRC, those dividends would continue to reflect the rate applicable to the month in which their record dates occurred, even though payment occurs in the following month. (2) We believe daily dividends would reduce price fluctuations by shortening the period between dividend entitlement and payment and, with respect to STRC, support trading at or near par.

Strategy₿

14

Slide 14

STRC Record Date Schedule: Old vs New Cadence

Each box is one year of record dates; only the number of the pieces changes

24

RECORD DATES / YEAR

Old Cadence

Record Dates – 15th & Month-end

365

RECORD DATES / YEAR

New Cadence

Record Dates – Every calendar day

Illustrative only: Assuming 365 U.S. calendar days a year. Each tile is one record date.
Dividends on STRC are payable when, as and if declared by the Board of Directors or any duly authorized committee thereof, out of funds legally available for their payment.

15

Slide 15

STRF/K/D Record Date Schedule: Old vs New Cadence

Each box is one year of record dates; only the number of the pieces changes

4

RECORD DATES / YEAR

Old Cadence

Record Dates – Quarter-end

365

RECORD DATES / YEAR

New Cadence

Record Dates – Every calendar day

Illustrative only: Assuming 365 U.S. calendar days a year. Each tile is one record date.
Dividends on STRF, STRK and STRD are payable when, as and if declared by the Board of Directors or any duly authorized committee thereof, out of funds legally available for their payment.

16

Slide 16

Daily Dividend Payment Calculation

STEP 1 | SEMI-MONTHLY DIVIDEND PER SHARE

$100	x	12.00%	/	24	=	$0.50
Stated amount		Illustrative annual rate				Semi-Monthly Dividend

STEP 2 | DAILY DIVIDEND PER SHARE

$0.50	/	15	=	$0.03
Semi-Monthly amount		Calendar days in Semi-Monthly period (1)		Daily Dividend

Each day's dividend may vary slightly due to rounding, with the final day of each semi-monthly period providing the exact true-up.

"Business Day" means any day other than a Saturday or Sunday or any day on which the Federal Reserve Bank of New York is authorized or required to be closed. In addition, the definition of "Business Day" is designed to provide Strategy flexibility to accommodate the potential payment of dividends seven days a week in the future. See the applicable amended and restated certificate of designations appended to the Special Meeting preliminary proxy statement for the complete definition. (1) Illustrative number of calendar days in a semi-monthly period; the number can vary from 13 to 16 days.

Strategy₿

17

Slide 17

Every Calendar Day is a Record Date

Dividends are paid on the next business day

Record date | Record date + Payment date | ★ Public Holiday

November 2026

Assuming 12% dividend rate

Sun	Mon	Tue	Wed	Thu	Fri	Sat
1 **$0.03** Paid on Nov 2	**2** **$0.03** Paid on Nov 3	**3** **$0.04** Paid on Nov 4	**4** **$0.03** Paid on Nov 5	**5** **$0.03** Paid on Nov 6	**6** **$0.04** Paid on Nov 9	**7** **$0.03** Paid on Nov 9
8 **$0.03** Paid on Nov 9	**9** **$0.04** Paid on Nov 10	**10** **$0.03** Paid on Nov 12	**11** ★ **$0.03** Paid on Nov 12	**12** **$0.04** Paid on Nov 13	**13** **$0.03** Paid on Nov 16	**14** **$0.03** Paid on Nov 16
15 **$0.0400**(1) Paid on Nov 16	**16** **$0.03** Paid on Nov 17	**17** **$0.03** Paid on Nov 18	**18** **$0.04** Paid on Nov 19	**19** **$0.03** Paid on Nov 20	**20** **$0.03** Paid on Nov 23	**21** **$0.04** Paid on Nov 23
22 **$0.03** Paid on Nov 23	**23** **$0.03** Paid on Nov 24	**24** **$0.04** Paid on Nov 25	**25** **$0.03** Paid on Nov 27	**26** ★ **$0.03** Paid on Nov 27	**27** **$0.04** Paid on Nov 30	**28** **$0.03** Paid on Nov 30
29 **$0.03** Paid on Nov 30	**30** **$0.0400**(1) Paid on Dec 1					

Each calendar day thereafter is a record date; the related dividend is payable on the next following business day. Dividends are payable when, as and if declared by the Board of Directors or a duly authorized committee thereof, out of funds legally available for payment. (1) Daily amounts are rounded down to the nearest cent, except for the 15th and month-end amounts, which are unrounded so each half-month accrues in full. Includes the December 1, 2026 payment for the November 30 record date.

Strategy₿

18

Slide 18

Proposed Amendment Timeline

Sep 25	Voting opens Oct 5	Voting completes Oct 28
Preliminary proxy filed	Definitive proxy filed	Shareholder Meeting Date

All dates are targets and remain subject to Board and stockholder approvals, required filings and operational readiness.

19

Strategy₿

Slide 19

Proposed Transition Timeline

		STRC	STRF / STRK / STRD
Old cadence	Last Record Date	Oct 15, 2026	Dec 15, 2026
	Last Payment Date	Nov 2, 2026[1]	Dec 31, 2026
New cadence	First Record Date	Nov 1, 2026	Jan 1, 2027
	First Payment Date	Nov 2, 2026	Jan 4, 2027[2]

(1) The stated payment date is October 31; November 2 is the expected settlement date. (2) The stated payment date is January 2; January 4 is the expected settlement date. January 2 and January 3 would also be record dates, with the related dividend payments expected to settle January 4. All dates are targets and remain subject to Board declaration and approval, shareholder approval of the daily dividend amendments, required filings and operational readiness.

20

Strategy₿

Slide 20

Strategy₿

Amendment Benefits

Copyright © 2026 Strategy. All Rights Reserved.

Slide 21

First Global Securities with Calendar Day Accruals / Dividends

Digital Credit that works every day

- Weekends and public holidays count as record dates
- Better aligns economics with actual ownership periods
- More closely mirrors daily accrual in money market funds

Built for the digital transformation of capital markets

- Bitcoin already trades 24/7; equities are moving in that direction
- Tokenization is accelerating the shift toward global, 24/7 markets
- A 365-day framework is designed for an always-on financial system

22

Strategy₿

Slide 22

Higher Dividend Frequency Could Reduce Ex-Date Volatility

Median price decline % on ex-dividend date[1]

0.49%
Reduced by
27%
0.36%
Lower (2)
Monthly
Semi-Monthly
Daily

Note: As of 8-K filed on September 21, 2026. (1) Median opening price gap on ex-dividend dates (% of prior trading day close), excluding the June 2026 observation due to an unusually large price move. (2) Management's expectation based on STRC trading price trends following the transition from monthly to semi-monthly dividends.

23

Slide 23

Our Prefs Would be 93% of the Total Daily Dividend Market Cap

		Market Cap	
24,000	Pay Quarterly Dividends(1)	$162T	
380	Pay Monthly Dividends	$352B	
5	Would Pay Daily Dividends(2) "STRF, STRC, STRK, STRD"	$15B	*Of which ~93% would be Strategy's securities*

Source: Bloomberg. Universe screened includes common and preferred securities listed globally with more than $50 million in amount outstanding. Mandatory convertible preferred securities are excluded from the screen. The screen is intended to capture the investable universe of globally listed preferred securities. (1) Quarterly frequency or slower. (2) Includes Strive's preferred security which currently pays daily dividends.

24

Strategy₿

Slide 24

Amendment is Favorable to Pref Holders

- ✓ Next evolution of Digital Credit after positive feedback on semi-monthly
- ✓ Similar to **money market fund's accrual** cycle
- ✓ Reduced volatility, increased liquidity, **stronger demand**
- ✓ Lowers month-end price volatility, impacting monthly marks for fund managers
- ✓ **More attractive** as an investment for interim cash for institutional capital
- ✓ **Faster dividend reinvestment** with reduced lag
- ✓ Drive **eligibility** for **low-volatility indices** and **unlock passive demand**
- ✓ Smaller drawdowns improve **haircuts, advance rates, and collateral utility**

Strategy₿

25

Slide 25

Amendment is Favorable to MSTR Holders

- ✓ Strengthening our preferred securities to create **competitive advantages**
- ✓ Increased pref demand to drive **Amplification and Bitcoin Per Share**
- ✓ Accretive BTC purchases can drive **mNAV higher**, lowering cost of capital
- ✓ Drives more capital into BTC, **supporting BTC price**
- ✓ Strategy's **growth trajectory accelerates**

26

Strategy₿

Slide 26

Strategy's Ambition is to be the World's Largest Company

In terms of market cap

Own The Most Capital

BTC

30% BTC ARR

Expands BTC Accumulation Ability

Supports Digital Credit

Strategy₿

Create The Best Equity

MSTR

Beneficiary of Digital Credit business, doubling BPS in 7 years

Issue The Strongest Credit

STRC

Target selling Digital Credit equal to 10-20% of BTC Reserves annually

Increases Bitcoin Per Share (in Sats)

For illustrative purposes only; does not constitute investment advice and should not form the basis for an investment in MSTR, STRC or any other securities. Actual results may vary materially. See Appendix for additional information.

27

Strategy₿

Slide 27

Strategy₿

Thank You

Copyright © 2026 Strategy. All Rights Reserved.

Slide 28

Strategy₿

Appendix

Copyright © 2026 Strategy. All Rights Reserved.

Slide 29

Important Information about KPIs used in this Presentation (Cont'd)

The Company uses BPS (in Sats), BTC Yield, BTC Gain and BTC $ Gain as KPIs to help assess the performance of its strategy of acquiring bitcoin in a manner it believes to be accretive to shareholders. The Company also believes these KPIs can supplement investors' understanding of how the Company chooses to fund bitcoin purchases and the value created in a period:

- BPS (in Sats) measures the ratio of the Company's gross bitcoin holdings to Assumed Diluted Shares Outstanding, which provides management and investors a baseline with which to assess the Company's achievement of its strategy of acquiring bitcoin in an accretive manner over a given period. When evaluating a capital raise transaction, the Company reviews this metric and considers the impact such transaction will have on this ratio on a pro forma basis. This metric forms the baseline for the Company's BTC Yield, BTC Gain and BTC $ Gain KPIs, which present changes in BPS (in Sats) from the beginning of a period to the end of the period in different format.
- BTC Yield measures the percentage change in BPS (in Sats) from the beginning of a period to the end of a period, which helps management and investors assess how the Company's achievement of its strategy of acquiring bitcoin in an accretive manner varies across periods. The Company uses BTC Yield to evaluate whether its capital markets activity and bitcoin acquisition strategy has resulted in gross per-share accretion (or dilution) on an Assumed Diluted Shares Outstanding basis over an applicable period, and to compare the impact of its strategy across periods.
- BTC Gain hypothetically expresses the percentage change reflected in the BTC Yield metric as if it reflected an increase in the amount of bitcoin held at the end of the applicable period as compared to the beginning of such period, which provides management and investors with visibility into the absolute change in the Company's bitcoin holdings resulting from the Company's BTC Yield. The Company uses BTC Gain to measure the accretive or dilutive impact of the change in BPS (in Sats) over an applicable period in absolute terms relative to the Company's bitcoin holdings. This metric can be particularly helpful when comparing the execution of the Company's capital markets strategy across periods, as BTC Yield may be lower when the Company's bitcoin asset base is larger, but result in the same BTC Gain. For example, a 10% BTC Yield with a starting amount of 100,000 bitcoin will result in 10,000 BTC Gain, which is the same BTC Gain that would result from 5% BTC Yield with a starting amount of 200,000 bitcoin.
- BTC $ Gain further expresses the percentage change reflected in the BTC Yield metric as an illustrative dollar value by multiplying that bitcoin-denominated change by the market price of bitcoin at the end of the applicable period as described above. The Company refers to this metric for illustrative purposes to consider the magnitude of the Company's BTC Gain for an applicable period with reference to the market price of bitcoin as of the end of an applicable period.

When the Company presents these KPIs for any period (a "measurement period") that is a subdivision of a longer specified period (the "reference period"), (i) BTC Yield is calculated as the BTC Yield for the period from the beginning of the reference period to the end of the measurement period, less the BTC Yield for the period from the beginning of the reference period to the beginning of the measurement period, (ii) BTC Gain is calculated using the BTC Yield for the measurement period and the Company's bitcoin holdings at the beginning of the reference period rather than at the beginning of the measurement period, and (iii) BTC $ Gain is calculated by multiplying such revised BTC Gain by the market price of bitcoin at the end of the measurement period. When the Company presents these metrics for an interim period within a fiscal year (e.g., a monthly, quarterly, or quarter-to-date period), then the reference period is that fiscal year, unless stated otherwise.

For example, if BPS (in Sats) is 100 at the beginning of a fiscal year (the reference period), 110 at the end of the first quarter and 125 at the end of the second quarter, the BTC Yield for the second quarter (the applicable measurement period) is calculated as (125/100 − 1) less (110/100 − 1), or 15%—reflecting the 15-point BPS (in Sats) increase from 110 to 125 expressed against the reference period starting BPS (in Sats) of 100. The sum of the first quarter BTC Yield (10%) and the second quarter BTC Yield (15%) equals the year-to-date BTC Yield of 25% (125/100 − 1).

When management uses these metrics, management takes into account the various limitations of these metrics. With respect to BPS (in Sats), BTC Yield, BTC Gain and BTC $ Gain, these include that they:

- do not take into account that the Company's assets, including its bitcoin, are subject to (i) all of the Company's existing and future liabilities, including its debt, and (ii) the preferential rights of the Company's preferred stockholders to dividends and the Company's assets in a liquidation, and that all such claims rank senior to those of the Company's common equity; therefore holders of such excluded instruments may have claims on the Company's assets (including bitcoin) senior to those of holders of common stock in the event of the Company's liquidation, and as a result the additional bitcoin acquired using proceeds from the sale of such instruments may not accrete to common stockholders; and
- assume that all indebtedness will be refinanced or, in the case of the Company's senior convertible debt instruments and convertible preferred stock, converted into shares of class A common stock in accordance with their respective terms.

Different assumptions would produce materially different results, and these KPIs may overstate or understate the Company's bitcoin after accounting for senior claims (net of the Company's USD Assets).

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Slide 30

Important Information about KPIs used in this Presentation (Cont’d)

BPS (in Sats), BTC Yield, BTC Gain and BTC $ Gain are not, and should not be understood as, financial performance, valuation or liquidity measures. Specifically:

- BPS (in Sats) does not represent (i) the ability of the Company to satisfy the Company’s financial obligations, or (ii) the Company's book value per share.
- BTC Yield is not equivalent to “yield” in the traditional financial context. It is not a measure of the return on investment the Company's shareholders may have achieved historically or can achieve in the future by purchasing stock of the Company, or a measure of income generated by the Company's operations or its bitcoin holdings, return on investment on its bitcoin holdings, or any other similar financial measure of the performance of its business or assets.
- BTC Gain and BTC $ Gain are not equivalent to “gain” in the traditional financial context. They also are not measures of the return on investment the Company’s shareholders may have achieved historically or can achieve in the future by purchasing stock of the Company, or measures of income generated by the Company’s operations or its bitcoin holdings, return on investment on its bitcoin holdings, or any other similar financial measure of the performance of its business or assets. It should also be understood that BTC $ Gain does not represent a fair value gain of the Company’s bitcoin holdings, and BTC $ Gain may be positive during periods when the Company has incurred fair value losses on its bitcoin holdings.

The trading price of the Company’s class A common stock is informed by numerous factors in addition to the Company’s bitcoin holdings and its actual or potential shares of common stock outstanding, and as a result, the trading price of the Company's securities can deviate significantly from the fair market value of the Company’s bitcoin, and none of BPS (in Sats), BTC Yield, BTC Gain or BTC $ Gain are indicative or predictive of the trading price of the Company’s securities.

Investors should rely on the financial statements and other disclosures contained in the Company’s SEC filings. In particular, the Company has adopted Accounting Standards Update No. 2023-08, Intangibles—Goodwill and Other—Crypto Assets (Subtopic 350-60): Accounting for and Disclosure of Crypto Assets (“ASU 2023-08"), which requires that the Company measure its bitcoin at fair value in its statement of financial position as of the end of a reported period, and recognize gains and losses from changes in the fair value in net income (loss) for the reported period. As a result, the Company may incur unrealized gain or loss on digital assets based on changes in the market price of bitcoin during a period, which would not be reflected in BPS (in Sats), BTC Yield, BTC Gain or BTC $ Gain. For example, if the Company increases its bitcoin holdings relative to Assumed Diluted Shares Outstanding during a reported period, the Company would achieve increased BPS (in Sats) and positive BTC Yield, BTC Gain and BTC $ Gain even if the Company reports significant unrealized loss on digital assets for the period. Similarly, if the Company increases Assumed Diluted Shares Outstanding at a faster rate than its bitcoin holdings, then the Company would experience decreased BPS (in Sats) and negative BTC Yield, BTC Gain, and BTC $ Gain, even if the Company reports significant unrealized gain on digital assets for the period.

As noted above, these KPIs are narrow in their purpose and are used by management to assist it in assessing whether the Company is raising and deploying capital in a manner accretive to shareholders solely as it pertains to its bitcoin holdings. References to a transaction, or to the Company’s capital deployment, being “accretive” or “dilutive” refer only to the effect on the specified KPI under the stated assumptions, and do not mean that the transaction is accretive or dilutive to the Company’s earnings, cash flow, book value, enterprise value, intrinsic value, or the trading price of the Company’s securities.

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Slide 31

Important Information about KPIs used in this Presentation (Cont'd)

In calculating BPS (in Sats), BTC Yield, BTC Gain, and BTC $ Gain, the Company does not consider the source of capital used for the acquisition of its bitcoin. When the Company purchases bitcoin using proceeds from offerings of non-convertible notes or non-convertible preferred stock, or convertible notes or preferred stock that carry conversion prices above the current trading price of the Company's common stock or conversion rights that are not then exercisable, such transactions have the effect of increasing the BPS (in Sats), BTC Yield, BTC Gain and BTC $ Gain, while also increasing the Company's indebtedness and senior claims of holders of instruments other than class A common stock with respect to dividends and to the Company's assets, including its bitcoin, if the Company were to liquidate, in a manner that is not reflected in these metrics.

If any of the Company's convertible notes mature or are redeemed without being converted into common stock, or if the Company elects to redeem or repurchase its non-convertible instruments, the Company may be required to sell shares of its class A common stock or bitcoin to generate sufficient cash proceeds to satisfy those obligations, either of which would have the effect of decreasing BPS (in Sats), BTC Yield, BTC Gain and BTC $ Gain, and adjustments for such decreases are not contemplated by the assumptions made in calculating these metrics. Accordingly, these metrics might overstate or understate the accretive nature of the Company's use of capital to buy bitcoin because not all bitcoin is purchased using proceeds from issuances of class A common stock, instruments that are convertible into class A common stock may be forfeited or repaid with funds other than from the sale of class A common stock in the period in question rather than being exercised for or converted into class A common stock and not all proceeds from issuances of class A common stock are used to purchase bitcoin.

In addition, the Company is required to pay dividends with respect to its perpetual preferred stock in perpetuity. The Company could pay these dividends with cash or, in the case of STRK, by issuing shares of class A common stock. The Company has issued shares of class A common stock and certain classes of its preferred stock for cash to fund the payment of cash dividends, and the Company may in the future issue shares of class A common stock in lieu of paying dividends on STRK. As a result, the Company has experienced, and may experience in the future, increases in Assumed Diluted Shares Outstanding without corresponding increases in its bitcoin holdings, resulting in decreases in BPS (in Sats), BTC Yield, BTC Gain and BTC $ Gain for the applicable periods.

The Company has historically not paid any dividends on its shares of class A common stock, and by presenting these KPIs the Company makes no suggestion that it intends to do so in the future. Ownership of the Company's securities, including its class A common stock and preferred stock, does not represent an ownership interest in, or a redemption right with respect to, the bitcoin the Company holds.

The Company determines its KPI targets based on its history and future goals. The Company's ability to maintain any given level of BPS (in Sats), or achieve positive BTC Yield, BTC Gain, or BTC $ Gain may depend on a variety of factors, including factors outside of its control, such as the price of bitcoin, and the availability of debt and equity financing on favorable terms. Past performance is not indicative of future results.

These KPIs are merely supplements, not substitutes to the financial statements and other disclosures contained in the Company's SEC filings. They should be used only by sophisticated investors who understand their limited purpose and many limitations.

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Slide 32

Important Information about KPIs used in this Presentation (Cont’d)

Change in Method of Calculating KPIs for Interim Periods

Effective January 1, 2026, the Company changed the method by which it calculates BTC Yield, BTC Gain and BTC $ Gain when presenting such KPIs for any period that is a subdivision of a longer specified period (the “Methodology Change”), and such KPI metrics for such periods are therefore not directly comparable to those previously reported.

Nature of the Change. Under the prior methodology, BTC Yield used BPS at the beginning of the measurement period as the denominator, and BTC Gain used bitcoin holdings at the beginning of the measurement period as the multiplier. Under the updated methodology described above, BTC Yield uses BPS at the beginning of the reference period as the denominator, reduced by the BTC Yield for the period from the beginning of the reference period to the beginning of the measurement period, with BTC Gain and BTC $ Gain calculated consistently therewith.

Reason for the Change. The change improves comparability of KPI metrics across measurement periods within a reference period. Because each measurement period’s BTC Yield now reflects our per-share bitcoin accretion against a consistent baseline — BPS at the beginning of the reference period — BTC Yields for all measurement periods within a reference period are additive and sum to the BTC Yield for the reference period, providing investors with a more intuitive view of period-to-period execution of the Company’s bitcoin strategy.

Effect on Previously Reported Figures. The effect of the Methodology Change on KPI figures from a prior period will be presented when such period next appears as a period-over-period comparative period. Annual KPI figures, year-to-date KPI figures, as well as KPI figures for the three months ended March 31, 2026 and March 31, 2025, are unaffected.

Other Differences Relevant to Understanding Our Performance. Investors should note: (i) when BPS is increasing, the updated methodology will generally produce higher BTC Yield figures for subsequent measurement periods within a reference period, because the denominator does not reset to reflect per-share gains from earlier measurement periods in the reference period; and conversely, when BPS is declining, it may produce lower (more negative) figures for later measurement periods; (ii) BTC Yields under the updated methodology sum to reference period BTC Yield, whereas they did not under the prior methodology; and (iii) BTC $ Gain, because it applies each measurement period-end bitcoin price rather than reference period-end price, will not arithmetically sum to reference period BTC $ Gain.

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Slide 33

Important Information about mNAV, Net BTC, Net BPS, and BPS ($)

mNAV is a market-derived ratio, expressed as a multiple, equal to:

- the market price per share of the Company's class A common stock, as reported on the Nasdaq Global Select Market, as of a specified date or time; divided by
- the Company's Net Bitcoin Per Share (in USD) as of that date or time.

Because its numerator is the market price per share of the Company's common stock, mNAV reflects the market-implied premium or discount at which the Company's class A common stock trades relative to the per share U.S. dollar value of the Company's bitcoin after accounting for senior claims (net of the Company's USD Assets), including "out-of-the-money" convertible debt.

Although mNAV incorporates the label "NAV," it is not equivalent to "net asset value" or "NAV" or any similar metric in the traditional financial context, and it is not a measure of the amount by which the Company's per share enterprise or equity value exceeds its per share net asset value in the traditional financial sense of those terms. Prior to July 23, 2026, the Company's use of the term mNAV referred to a different metric so references to the Company's mNAV calculated prior to that date are not comparable to the Company's mNAV calculated after that date.

Net Bitcoin Per Share (in Sats) (or **Net BPS (in Sats)**) and **Net Bitcoin Per Share (in USD)** (or **Net BPS ($)**) represent the ratio, expressed in Satoshis or in U.S. dollars, respectively, between:

- Net BTC or Net BTC ($), as applicable; and
- Fully Diluted Shares Outstanding.

Net BPS (in Sats) and Net BPS ($) are intended to express the Company's bitcoin holdings after accounting for certain senior claims (net of the Company's USD Assets), including "out-of-the-money" convertible debt, on a per-share basis, where:

- "**Net BTC**" represents the Company's bitcoin holdings reduced by the aggregate of the following, expressed in bitcoin and based on the market price of bitcoin as reported on the Coinbase exchange as of the applicable measurement time:
  - the notional amount of the Company's out-of-the-money convertible notes and other debt-like instruments; plus
  - the notional amount of the Company's outstanding perpetual preferred stock (excluding any in-the-money STRK shares); less
  - the Company's USD Assets.

For this purpose, the notional value of any of the Company's preferred stock that is denominated in a currency other than U.S. dollars is valued based on prevailing exchange rates as of 12:30 PM New York time on the most recent Friday.

- "**Net BTC ($)**" represents the U.S. dollar value of Net BTC (calculated using the market price of bitcoin as reported on the Coinbase exchange as of the applicable measurement time).
- "**Fully Diluted Shares Outstanding**" refers to the Company's Basic Shares Outstanding plus all additional shares that would result from the exercise of all outstanding stock option awards, the settlement of all outstanding restricted stock units and performance stock units, the conversion of all in-the-money convertible notes, and the conversion of any in-the-money STRK shares, in each case as of the dates presented. Unlike Assumed Diluted Shares Outstanding, Fully Diluted Shares Outstanding reflects the conversion of (other than stock options) only those convertible instruments and preferred stock that are in-the-money (that is, whose conversion price is at or below the applicable market price of the Company's class A common stock); the notional amount of out-of-the-money convertible instruments and preferred stock is instead deducted in determining Net BTC (and reflected as deducted in Net BTC ($)), as described above.

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Slide 34

Important Information about mNAV, Net BTC and Net BPS (Cont'd)

In general, when mNAV is greater than one, the issuance of additional shares of common stock to acquire bitcoin would be expected to increase Net Bitcoin Per Share (in Sats) or Net Bitcoin Per Share (in USD), and therefore to be accretive to the Company's bitcoin on a Net Bitcoin Per Share basis, assuming no change in the price of bitcoin or the Company's class A common stock and conversion of in-the-money convertible debt and preferred stock instruments followed immediately by a hypothetical liquidation, where the liquidation preferences of all of the Company's preferred stock instruments are assumed to be their notional amount. Such calculation does not, however, account for certain liabilities, such as deferred tax, operating lease, legal contingencies, and similar liabilities, which could be material. When mNAV is less than one, such an issuance would be expected to decrease Net Bitcoin Per Share (in Sats) or Net Bitcoin Per Share (in USD), and therefore to be dilutive with the same assumptions. Similarly, an issuance of preferred stock below its notional amount and a corresponding purchase of bitcoin would be expected to decrease Net Bitcoin Per Share (in Sats) or Net Bitcoin Per Share (in USD) and therefore to be dilutive, while an issuance of preferred stock above its notional amount and a corresponding purchase of bitcoin would be expected to increase Net Bitcoin Per Share (in Sats) or Net Bitcoin Per Share (in USD) and therefore to be accretive. mNAV does not itself measure whether any transaction was accretive or dilutive nor achievement of the Company's strategic objectives. References to a transaction, or to the Company's capital deployment, being "accretive" or "dilutive" refer only to the effect on the specified metric under the stated assumptions, and do not mean that the transaction is accretive or dilutive to the Company's earnings, cash flow, book value, enterprise value, intrinsic value, or the trading price of the Company's securities.

Net BPS (in Sats) measures the Company's bitcoin holdings after deducting certain claims that rank senior to the common stock, but excluding in-the-money convertible instruments, relative to its Fully Diluted Shares Outstanding. The Company reviews Net BPS (in Sats), and the pro forma impact of capital-raising transactions on Net BPS (in Sats), to assess whether a transaction is expected to be accretive or dilutive to the Company's bitcoin specifically at the current market price of bitcoin, after taking account of outstanding and newly issued indebtedness and preferred stock. Whereas BPS (in Sats) can increase as a result of transactions that also increase the Company's senior claims, Net BPS (in Sats) increases only to the extent a transaction increases the Company's bitcoin after accounting for such increase in senior claims on a per-share basis. Net BPS (in Sats) is also sensitive to the price of bitcoin. Thus, without any incremental purchases or sales of bitcoin by the Company or issuances of any Company security, if the price of Bitcoin changes, Net BPS (in Sats) will change, and potentially materially so.

Net BPS ($) is an illustrative representation of the U.S. dollar value of Net BPS (in Sats), calculated by multiplying Net BPS (in Sats) by the market price of bitcoin as reported on the Coinbase exchange as of the applicable measurement time.

At times the Company also presents Bitcoin Per Share (in USD) (or BPS ($)), which represents the U.S. dollar value of the Company's gross bitcoin holdings (calculated using the market price of bitcoin as reported on the Coinbase exchange as of the applicable measurement time) divided by its Assumed Diluted Shares Outstanding. It is equal to BPS (in Sats) illustratively restated at the market price of bitcoin, and complements BPS (in Sats) by expressing the same per-share bitcoin holdings in U.S. dollars. BPS ($) also represents the price above which selling the Company's class A common stock to purchase bitcoin produces a positive BTC Yield for such transaction. Unlike Net BPS ($), BPS ($) is a gross measure that does not account for the senior claims described above. BPS (in Sats), Assumed Diluted Shares Outstanding and BTC Yield, and the purposes, assumptions and limitations of those metrics, are described under "Important Information about Bitcoin Per Share (in Sats), BTC Yield, BTC Gain, and BTC $ Gain KPIs," and that discussion applies equally to BPS ($).

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Slide 35

Important Information about mNAV, Net BTC and Net BPS (Cont'd)

Net BPS (in Sats) and Net BPS ($) are intended to take account of the senior claims described above, but they do so on the basis of a number of assumptions and are subject to additional limitations, including that:

- the Company's debt-like instruments and preferred stock are deducted at their notional amounts rather than at the amounts that would be payable upon liquidation, redemption, repurchase or maturity (which may be higher or (in the case of repurchases) lower, and which exclude accrued and unpaid dividends and any premiums);
- whether a convertible instrument or share of preferred stock is treated as in-the-money (and reflected in Fully Diluted Shares Outstanding) or out-of-the-money (and deducted in determining Net BTC) is determined by reference to market prices as of the measurement date and can change materially as those prices change;
- preferred stock denominated in currencies other than the U.S. dollar is converted into U.S. dollars at prevailing exchange rates as of 12:30 PM New York time on the most recent Friday;
- the offsetting and repurchase of the Company's senior claims is funded first with the Company's Assets, and then, to the extent necessary, through sales of the Company's bitcoin, and that such sales of bitcoin have no effect on the market price of bitcoin; and
- these metrics do not reflect transaction costs, market impact, taxes, or other expenses that the Company may incur in issuing securities or in acquiring or selling bitcoin, and any bitcoin the Company sells to fund the repayment, redemption, or repurchase of its senior claims could be sold at prices below those used in calculating these metrics.

Different assumptions would produce materially different results, and these metrics may overstate or understate the Company's bitcoin after accounting for senior claims (net of the Company's USD Assets), including "out-of-the-money" convertible debt. Net BTC and Net BPS (in Sats) may be reduced to, or below, zero if the Company's senior claims (net of its USD Assets) approach or exceed the value of the Company's bitcoin holdings.

Net BPS (in Sats), Net BPS ($), and BPS ($) are not, and should not be understood as, financial performance, valuation or liquidity measures. Specifically:

- Neither Net BPS (in Sats) nor Net BPS ($) represents (i) the Company's book value per share or stockholders' equity per share determined in accordance with GAAP, or (ii) the amount, if any, that holders of common stock would receive in respect of the Company's bitcoin in a liquidation.
- Neither Net BPS (in Sats) nor Net BPS ($) accounts for certain liabilities, such as deferred tax, operating lease, legal contingencies, and similar liabilities, which could be material.
- BPS ($) does not represent (i) the ability of the Company to satisfy the Company's financial obligations, or (ii) the Company's book value per share.

The Company's ability to maintain any given level of mNAV, Net BPS (in Sats), Net BPS ($), or BPS ($), may depend on a variety of factors, including factors outside of its control, such as the trading price of the Company's class A common stock, the price of bitcoin, and the availability of debt and equity financing on favorable terms. Past performance is not indicative of future results.

The trading price of the Company's class A common stock is informed by numerous factors in addition to the Company's bitcoin holdings and its actual or potential shares of common stock outstanding, and as a result, the trading price of the Company's securities can deviate significantly from the fair market value of the Company's bitcoin, and none of Net BPS (in Sats) Net BPS ($), or BPS ($) is predictive of the trading price of the Company's securities.

mNAV, Net BTC, Net BPS (in Sats), Net BPS ($), and BPS ($), are merely supplements, not substitutes, to the financial statements and other disclosures contained in the Company's SEC filings, on which investors should rely. They should be used only by sophisticated investors who understand their limited purpose and many limitations.

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Slide 36

Important Information about Amplification

"**Amplification**" is a ratio, as of a specified date or time, equal to:

- the Company's BTC Reserve; divided by
- its Net Reserve.

It expresses the extent to which the Company's total bitcoin holdings exceed the portion of those holdings after accounting for senior claims (net of the Company's USD Assets), assuming conversion of in-the-money convertible debt and preferred stock instruments, followed immediately by a hypothetical liquidation, where the liquidation preferences of all of the Company's preferred stock instruments are assumed to be their notional amount.

Because Net Reserve is smaller than BTC Reserve to the extent of those senior claims (net of the Company's USD Assets), Amplification is generally greater than one, and a higher Amplification indicates that more of the Company's BTC Reserve would need to be liquidated to support repayment of indebtedness or redemption or repurchase of preferred stock, in each case at notional amounts. An increase in the market price of bitcoin would reduce Amplification, and a decrease in the market price of bitcoin would increase Amplification. Prior to July 23, 2026, the Company's use of the term Amplification referred to a different metric so references to the Company's Amplification calculated prior to that date are not comparable to the Company's Amplification calculated after that date.

"**BTC Reserve**" represents the U.S. dollar value of the Company's bitcoin holdings, calculated by multiplying the number of bitcoins held by the Company by the market price of bitcoin as reported on the Coinbase exchange as of the applicable measurement time.

"**Net Reserve**" represents:

- the BTC Reserve; minus
    - the notional amount of the Company's out-of-the-money convertible notes and other debt-like instruments; and
    - the notional amount of the Company's outstanding perpetual preferred stock (excluding any in-the-money STRK shares); plus
- the Company's USD Assets.

For this purpose, the notional value of any of the Company's preferred stock that is denominated in a currency other than U.S. dollars is valued based on prevailing exchange rates as of 12:30 PM New York time on the most recent Friday. The notional value of the Company's preferred stock may not be equivalent to its liquidation preference or redemption amount, nor are any accrued and unpaid dividends included in this calculation.

Amplification is merely a supplement, not a substitute, to the financial statements and other disclosures contained in the Company's SEC filings, on which investors should rely. It should be used only by sophisticated investors who understand its limited purpose and many limitations.

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Slide 37

Important Information about Terms used in this Presentation

BTC Forecast

BTC ARR is an assumed annualized rate of return on bitcoin expressed as a percentage. This metric is presented for illustrative purposes only, and no prediction as to the price of bitcoin is being made.

BTC Volatility is the assumed standard deviation of annual return of bitcoin expressed as a percentage. This metric is presented for illustrative purposes only, and no prediction as to the volatility of bitcoin is being made.

BTC Price is the current market price of one bitcoin.

BTC & MSTR Credit

BTC Rating is, in the case of: (a) any of our indebtedness or perpetual preferred securities, the ratio of (i) the BTC Reserve to (ii) the sum of the notional values of the instruments being rated and all instruments that are senior to and, if any liabilities share an equal claim to our assets, such instruments with a stated maturity date sooner than or that may become due upon an exercise of a repurchase right at the option of the holder sooner than, the liability being rated; (b) MSTR, the ratio of (i) the sum of the BTC Reserve, less the aggregate principal amount of the Company's outstanding convertible debt, less the aggregate notional value of all of our outstanding perpetual preferred stocks, plus the USD Assets, to (ii) MSTR's Market Cap; and (c) any exchange traded product holding only bitcoin, 1. BTC Rating does not represent a rating from any rating agency and is not equivalent to a "rating" in the traditional financial context. BTC Rating also does not account for potential cross-defaults under our debt obligations that would result in debt obligations with stated maturities later than the liability being rated becoming due sooner than the liability being rated. This metric is presented for illustrative purposes only and should not form the basis for an investment decision. Our Preferred Stocks may have liquidation preferences greater than their notional values; BTC Rating does not take this into account and is based solely on a preferred stock's notional value.

BTC Risk is the probability of an instrument having a BTC Rating less than 1 at the end of its Duration. This probability is derived from a lognormal distribution modeling of bitcoin's price, adjusted for BTC ARR and BTC Volatility assumptions. BTC Risk does not represent an actuarial risk rating or a rating from any rating agency, and it is not a risk rating in the traditional financial context. This metric is presented for illustrative purposes only and should not form the basis for an investment decision. Actual results may vary materially from these illustrative results.

BTC Credit is the credit spread necessary to offset BTC Risk for a given security. It is calculated by annualizing BTC Risk assuming the same probability each year of the BTC Rating of such security falling below 1 each year and assuming no recovery. This metric is presented for illustrative purposes only and should not form the basis for an investment decision.

BTC Duration is the ratio of the BTC Reserve to the Company's annualized obligation for dividends on its preferred stock and interest on its outstanding indebtedness, expressed in number of years. This assumes that we will refinance all current debt senior to our preferred stock on substantially similar terms without any principal repayment. This metric is provided for illustrative purposes only, is not a measure prepared in accordance with GAAP, and should not be construed as a liquidation analysis, solvency measure or assurance of the Company's ability to pay dividends. In an actual stress or liquidation scenario, claims of creditors and other liabilities, including the full principal amount of senior indebtedness, would reduce the assets available to satisfy Dividend obligations. Any use of our bitcoin holdings to satisfy our dividend obligations will have a negative impact on our instruments' BTC Rating.

Duration in respect of options, it is the average of the number of days to expiration for the options on an asset, weighted by the open interest in such options. For a convertible bond is the sooner of the stated maturity date or the date such bond may become due upon an exercise of a repurchase right at the option of the holder. Duration for a preferred stock is the Macaulay Duration of such preferred stock.

Macaulay Duration is the weighted-average time, in years, to receive a security's cash flows under the stated assumptions. For a perpetual preferred paying equal dividends n times per year, Macaulay Duration = (1 + Effective Yield / n) / Effective Yield.

Effective Yield is the annualized yield on an asset based on its fixed dividend rate or its current dividend rate, as applicable, and the current price of such asset.

Risk-Free Rate is the current 3-month yield on US Treasuries.

BSE Annualized Return is the annualized return of an asset (including all dividends paid) during the Bitcoin Standard Era (BSE), which is the period since August 10, 2020, the date when we adopted a bitcoin standard.

Hist Volatility (30D) is the annualized standard deviation of the daily natural log return of an asset measured over the last 30 trading days (30 calendar days for bitcoin). Methodology was updated (for assets other than bitcoin) from 21 trading days to 30 trading days on 6/5/2026

Hist Volatility (1Y) is the annualized standard deviation of the daily natural log return of an asset measured over the last calendar year.

Market Cap is the total market value of an asset (e.g., the Market Cap of a stock is the market value of all outstanding shares of such stock).

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Slide 38

Important Information about Terms used in this Presentation

Tax

Tax-Equivalent Yield, with respect to any preferred security, is the annualized stated interest rate that would be required on a corporate bond trading at par for a U.S. individual investor to receive after-tax cash interest payments equivalent to the cash distributions he or she would receive from the applicable preferred security divided by the current market price of the preferred security, assuming that (i) the stated interest payments under the hypothetical corporate bond are subject to a 37% marginal U.S. federal income tax rate, (ii) such stated interest payments and cash distributions are not subject to any other federal, state or local taxes (which may vary depending on an investor's particular circumstances), (iii) the current dividend rate for such preferred security remains constant for 12 months and dividends on such preferred security are declared and paid in full for such period, and (iv) distributions on such preferred security remain classified as a non-taxable "return of capital," and are not as taxable dividends, for U.S. federal income and state and local tax purposes. Upon disposition or redemption of the preferred security, an investor will be subject to tax on all prior "return of capital" distributions at the applicable capital gains rate. Upon depletion of an investor's basis in the preferred security, any further distribution is taxable as capital gain. Investors should consult their tax advisors.

BTC Treasury

BTC Reserve represents the total number of bitcoin the Company holds as of a specified date multiplied by the current market price of one bitcoin (or the price of one bitcoin as of the date indicated). It does not take into account or include the Company's indebtedness or the liquidation value of its perpetual preferred stock. As such, it is not equivalent to "net asset value" or "NAV" or any similar metric in the traditional financial context. It is not a measure of either the net asset value of the Company or the value of the bitcoin held by the Company net of indebtedness, perpetual preferred stock liquidation preference and other obligations. Moreover, this BTC Reserve metric is not comparable to either net asset value or NAV metrics that may be reported by other companies, including ETFs, ETPs and mutual funds. Investors should rely on the financial statements and other disclosures contained in the Company's SEC filings. This metric is merely a supplement, not a substitute, to the financial statements and other disclosures contained in the Company's SEC filings. It should be used only by sophisticated investors who understand its limited purpose and many limitations.

USD Assets is the sum of USD Reserve and USD Cash.

USD Cash **is** cash and cash equivalents available for Bitcoin treasury purposes. Excludes cash held in the USD Reserve and cash held for ordinary operating needs.

USD Duration is the dollar amount held in the USD Assets divided by the Company's annualized obligation for dividends on its preferred stock and interest on its outstanding indebtedness. Assumes no use of USD Reserve funds for satisfaction of other financial obligations that come due during this period, including put rights and maturities on our convertible debt.

USD Reserve is a management-designated portion of the Company's U.S. dollar liquidity intended to support the payment of dividends on the Company's preferred stock and interest on its outstanding indebtedness. The USD Reserve is not equivalent to the cash and cash equivalents reported on our balance sheet, which amounts may include cash not allocated to our USD Reserve.

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Additional Information

Strategy is not a registered money market fund under the Investment Company Act of 1940, as amended, is not subject to the same protections as a registered money market fund, and does not operate as registered money market fund. Among other things, unlike money market funds, we (i) do not price STRC Stock or other securities based on our net asset value, (ii) are not required to hold any assets to back the STRC Stock, (iii) are not required by regulation to maintain any particular pricing or stable value, and (iv) are not subject to the same liquidity requirements as money market funds. Investors in STRC will not receive the same investor protections as investors in registered money market funds.

Strategy is not an exchange traded product ("ETP") or an exchange-traded fund ("ETF") registered under the Investment Company Act of 1940, as amended, is not subject to the same rules and regulations as an ETP or an ETF, and does not operate as an ETP or ETF. In particular, unlike spot bitcoin ETPs, we (i) do not seek for our shares of Class A common stock to track the value of the underlying bitcoin we hold before payment of expenses and liabilities, (ii) do not benefit from various exemptions and relief under the Securities Exchange Act of 1934, as amended, including Regulation M, and other securities laws, which enable spot bitcoin ETPs to continuously align the value of their shares to the price of the underlying bitcoin they hold through share creation and redemption, (iii) are a Delaware corporation rather than a statutory trust, and do not operate pursuant to a trust agreement that would require us to pursue one or more stated investment objectives, (iv) are subject to federal income tax at the entity level and the other risk factors applicable to an operating business, such as ours, and (v) are not required to provide daily transparency as to our bitcoin holdings or our daily NAV.

This material has been prepared for informational purposes only, and is not intended to provide, and should not be relied on for, investment, tax, legal, accounting, or other professional advice. No representations are made regarding the tax consequences of any actions taken based on the information provided. Investors should consult their own investment, tax, legal and accounting advisors for any such advice.

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Annex C

Transcript: Amendment to Pay Daily Dividends Presentation

Michael Saylor

Thank you for joining us today. I'm Michael Saylor, the Executive Chairman of Strategy. I'm here with Phong Le, our President and CEO and we're here to talk about an amendment to pay daily dividends.

This is the latest exciting development in the digital credit space. As you know, digital credit is a new asset class. It's scaled from nothing to 16 billion over 20 months. There have been a host of IPOs. We've done about five, but there are three other IPOs from other digital credit issuers and we think that this is just a revolution; a revolutionary, new innovation in the credit markets. And one of the great things about digital credit is just how quickly it's evolving.

We have five credit instruments. What we've seen is the most successful of our five digital credit instruments is Stretch (STRC) and we believe the reason it's successful is because it has the lowest volatility and the highest liquidity. And the way that you create low volatility and high liquidity is to shorten the duration of the instrument and to actively manage the credit, either actively managing the dividend rate, actively managing the capital markets activity around it, actively managing the reserves. And the higher the frequency of those adjustments, the lower the volatility of the instrument.

Why is digital credit growing so fast? It's because the effective yields are extraordinary. So, it's very high performance credit. Digital credit has more liquidity, higher effective yield, higher tax equivalent yield than any of the other credit instruments in the marketplace. And it's novel. It's new. So many people haven't heard about it. But if you're looking for performance, liquidity, then digital credit is offering that. That's why it's growing so rapidly.

Stretch itself is backed by US dollar assets; that gives us a 3.8 year USD duration. Its backed by BTC reserves. We've got $68 billion right now in BTC reserves; that's about 42 years of dividend duration. Stretch is six times over collateralized. That buyback program has been executed to about 1.1 billion in quantity. Stretch has currently got more than $100 million of daily liquidity and in excess of nine billion in notional outstanding. By any measure, it's one of the most successful preferred stocks ever and what we're doing here today is to make it better.

In addition to Stretch being a very powerful credit instrument, it's also emerging as a platform for digital money and digital yield. There's a really exciting, fast-growing ecosystem of partners, and there are a lot of different use cases. So let me share some of those.

What you'll see is there's a set of DeFi innovators that are creating stablecoin and stablecoin type instruments on top of STRC. There are a lot of digital assets innovators that are tokenizing STRC. We see STRC finding its way into funds, ETFs and ETPs, and people are building cash and yield accounts based on STRC.

The thing that we can do for them is to smooth out the cash flows, increase the liquidity, decrease the volatility. The stronger STRC is, then the better a platform it is for all of these other innovative products. And we think they're all nation right now, but they're destined to grow, and Stretch is destined to grow.

Our objective is for STRC to trade between $99 and $100, but generally we're targeting $100 par value. When it trades above $100, we have the ability to sell it into the market to strip the volatility above $100. If it falls below $100, we have the ability to buy it in order to damp the volatility. The closer we are able to get it to $100, the lower the vol. The lower the vol, the easier it is to get in and get out, the higher the frequency of the instrument.

And so, as you can imagine, we're thinking all the time about anything we can do in order to cause STRC to target $100 more effectively.

And to that end, we've gone through five different versions of STRC. The first version of STRC, when we launched the IPO in July of 2025, allowed for monthly dividend payments. That was an innovation. Variable rate dividend yields each month; that was the second innovation. And then we tied and tethered an at-the-market shelf registration to the instrument. That was the third innovation. By putting those three things together, we were able to create the most successful digital credit instrument in the market. In December, we upgraded it by adding in US dollar reserves to back STRC. Later that year, we put in place an initiative to provide semi-monthly dividends, so double the frequency of the cash flows. And then we followed that up by putting in place a stretch buyback program so that not only do we sell it above $100, but we can buy it back below $100. And that was a big innovation. A second innovation was to improve the governance and transparency around the US dollar reserve. So, we committed to the credit investors that US dollar reserves would only be used to pay dividends and interest and we put in place a one-year minimum; and so all of those things strengthened the backing of STRC.

And that takes us to now, version five, and the proposed next upgrade to digital credit is to convert our semi-monthly dividends to daily dividends, dramatically increasing the frequency of the cash flows and we hope dampening the volatility even further and therefore improving liquidity and improving this product so it reaches its full potential in the marketplace.

So, with that, I'm going to pass the floor to Phong, who's going to discuss the details, our thinking, and why we think this is in the best interest of all of our investors.

Phong Le

Thank you, Michael, and thank you for everyone for joining us today.

I'll start with thanking the investor base for approving semi-monthly dividends for Stretch in June of this year. And as a recap, 97.5% of the Stretch shareholders who cast a vote for this proposal supported the move to semi-monthly dividends and even more, 99.9% of our common shareholders voted in support of moving to semi-monthly dividends. We made that change to move from dividends paid once a month to twice a month on the 15th and month-end with the rest of the economics unchanged, and since then we've paid $255 million in Stretch semi-monthly dividends.

On the back of that success is our current proposal, which is to accrue and pay daily dividends for Strife, Stretch, Strike and Stride, all of our U.S.-based preferreds. And that would be a massive improvement; we would now accrue 15x more frequently dividends for Stretch and 90x more frequently dividends for our quarterly instruments – Strife, Strike and Stride. And even on top of that, we're moving to calendar day record dates and calendar day accruals for each of these instruments, with the next business day being the payment date. I'll walk through that a little bit more in detail later. And we will announce the Stretch rate (and the rate of all of these instruments), Stretch primarily, on the 15th day of the prior month. Our objective here - the design is to stabilize the price, dampen the cyclicality, drive liquidity, and grow greater demand in our preferred instruments.

So you'll see here a pictorial representation of the change of record dates. Currently, Stretch records 24 record dates per year, and we're moving to 365 record dates on most years and 366 on leap years. The improvement is even more pronounced for the current instruments that have quarterly record dates, four per year, moving at 365 per year.

How is the dividend calculated? The dividend will first be calculated by calculating the semi-monthly dividend as Stretch is calculated right now; which is taking the $100 stated amount, paramount, as an example, multiplying it by the 12%, in this case illustrative annual rate, which should then be $12, dividing that by 24, getting us to $0.50 paid on a semi-monthly basis. We'll then take that semi-monthly $0.50 and divide it by 15 calendar days for the 1st 15 days of the month, getting to a rounded $0.03 per day. And then for the next, anywhere between 13 and 16 calendar days, we'll divide that $0.50 by 13 up to 16 to represent the remaining daily dividends of the month.

If we take the month of November 2026 when we hope this to go live, this shows you all of the record dates and all of the payment dates. You'll see here every single Sunday through Saturday, every single holiday, including veteran's day and Thanksgiving in the US markets, will all be record dates and the payment dates will be on the business days, primarily Monday through Friday, excluding the holidays. And you'll see the actual payments here will be $0.03 on Sunday, $0.03 on Monday, $0.04 to account for rounding on Tuesday, and that occurs all the way through the 15th of the month where we'll pay the remaining amount that's due down at the 4th decimal.

The amendment timeline is as follows today. Our preliminary proxy is filed on September 25th. Voting will open shortly thereafter on October 5th when we file, or expect to file, our definitive proxy, and the voting will complete on October 28th at our proposed shareholder meeting date.

So how will the transition look? Stretch through the month of November, or, through the month of at the end of October/early November, will continue to pay as it is on a semi-monthly basis. And the 1st of November, November 1st, 2026, will be the first record date of the new cadence, and November 2nd, which is the first business day of November, will be the first payment date in the new cadence.

Strike, Strike, Stride, because they're paid on a quarterly basis, will complete the old cadence Q4 2026 with a final payment date December 31st, 2026. And starting the first day of January, January 1st, 2027, will move to the new cadence.

What are the benefits to the amendment that we're proposing? The first is this is a brand-new innovation and it will be the first global security in the world with calendar day accruals and dividends. We're pretty excited about that. Digital credit is meant to work every single day. Weekends and public holidays will count as record dates, and this better aligns the economics with the actual ownership periods, and also creates a better analogy or a mirror to the daily accrual that happens in money market funds today. It's also, in our opinion, built for the digital transformation of capital markets, which is rapidly accelerating, especially in the U.S., but around the globe. Bitcoin already trades 24/7. Equities are moving in that direction. So our preferred should also move in that direction. Tokenization is accelerating the shift towards global 24/7, 365 day a year markets. And so, the 365-day framework that we're proposing is designed for an always on financial system.

Why do we believe that this should or could reduce the volatility of our instruments? If you look here, this represents the change in Stretch behavior when we move from monthly to semi-monthly. When Stretch was monthly, we would see ex-dividend date, the day before the dividend date, about a 49-basis point decrease in price of the instrument. When we moved to semi-monthly, what we saw is on the ex-dividend dates about a 36-basis point drop in the price of the instrument. So that already was an improvement, and by moving to daily, we believe that this could also lead to lower volatility.

If this amendment is approved, there will be five preferreds in the world with a total market cap of $15 billion that pay daily dividends. There will only be four, the MSTR issue preferreds, that will pay daily dividends and also with 365-day daily accruals.

We think the amendment is quite favorable to preferred holders and let me recap why we think so. One is this is the next evolution and innovation of digital credit. We receive positive feedback from going monthly to semi-monthly. We see instruments paying daily on a business day basis, and we think moving to daily on a calendar day basis is the next logical evolution. That leads to a money market-like accrual cycle.

We think it will reduce the volatility, increase the liquidity, and strengthen the demand of all four of these preferreds. The lower month-end price volatility should also help those fund managers and their monthly marks. We also think this will become a more attractive instrument as an investment for interim cash. We've heard from institutional shareholders that there is undeployed interim cash that they can now put into an instrument like Stretch because they're receiving daily dividends. The faster dividend reinvestment should reduce the lag of dividend reinvestments, perhaps increasing the returns. And this will also potentially drive eligibility into low vol indices and unlock passive demand into our preferreds. And for those who are looking to lend with Stretch as collateral, this should also result in improved haircuts, advance rates, and collateral utility.

If you're a common shareholder, why do we think this amendment is favorable? One, by strengthening our preferred securities, they can create competitive advantages over other credit instruments, leading to greater inflows. Greater inflows into our preferred securities should improve our common shares - MSTR. That demand will drive Amplification and Bitcoin Per Share, which can increase the mNAV of our common and lower the cost of capital if we're issuing common, as an example, to pay these dividends. That'll drive more capital into Bitcoin with greater issuance of preferreds, and that should support the Bitcoin price growing strategy overall and completing the virtuous cycle that we have built with our Company.

Our ambition is to be the world's largest company in the world. And we already currently own the most Bitcoin in the world, 4% of total holdings. We think these amendments should help us issue the strongest digital credit in the world and improve Stretch, and that should also help us create the best equity in the world, MSTR, which will further help us increase our Bitcoin and our Bitcoin per share.

So, with that, I want to thank you all for listening to this proposal.

Annex D

Annex E

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Strategy₿
Amendment to Pay Daily Dividends
NASDAQ: STRF, STRC, STRK, and STRD
September 2026
Copyright © 2026 Strategy. All Rights Reserved.
Saylor, Michael
Le, Phong
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Amendment to Pay Daily Dividends September 2026

Strategy Inc
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Annex F

Annex G

Chaitanya Jain (CJ)

So, you know, that's what digital credit is. And in terms of what we did today earlier this morning, it's a pretty monumental day for us - so, it's auspicious that we're speaking right now - as we announced that we're going to move our U.S.-listed preferred equity instruments, including STRC from either quarterly or semi-monthly dividend cadence, which is what they were at, to now a daily dividend cadence. Which means that if you hold these preferreds, you won't get paid just once every two weeks or once a quarter. You will get paid every single day. The way it works is every single calendar day is a record date. So, you accrue dividends every single day. It could be a weekend, a holiday, but you'll still be getting dividends on that day. The payment would happen on the next business day. And for us, this is a very unique and important feature of how we thought of the daily dividend upgrade, if you can call it that. Bitcoin already is 24/7. A lot of equities are going to go into the 24/7 model and, you know, trade every day. Nasdaq is announcing that they're going to move in that direction very soon. The tokenization trend is taking off, which means you can buy and sell equities every single day. So, we wanted to make sure that you also can earn the dividends on these preferred every day. So, we already think of all of these digital credit instruments as products in some sense - if you can call it that. They obviously are SEC-registered securities, but we sometimes think of it as products. And they are held by shareholders, but we sometimes think of them as customers. And you always think about what can we do to innovate and improve the product, improve the security to make it more attractive, more desirable for our customers or for our shareholders rather. And this was a very important step in that direction. So, we are very excited that we've sort of made this announcement today. We filed a preliminary proxy filing with the SEC. We'll file a definitive proxy filing in October, the first week, after which shareholder vote will open. So, all our MSTR common stock equity shareholders will get to vote on this amendment up until October 28th. So, it'll be open for about three weeks. And October 29th is our earnings call. So, around then is, you know, when we’ll likely have the result. So, we're very excited. And we're also very actively getting feedback from investors. So, if you have any feedback, we're always listening. So, always happy to hear feedback on this as well.

Tim Kotzman (Kotzman)

Yeah, I see the feedback coming in on social media in the comments. And it's always great to just have that immediate feedback. People that are excited about it, people that are surprised by it, people that want to vote. You know, maybe not yes for it. It's like very interesting to see all the feedback. The 365 record dates a year is super interesting. And it, I guess, hasn't been done yet. So, we don't maybe have an answer to this question. But how is Strategy thinking about the every day as a record date? Is there a world in which that improves liquidity and dampens volatility? Or is it more just for meme culture? Like I'm getting it's like Christmas day is a record date. I'm getting paid on Christmas day. Or as you alluded to, is it more so, at least initially, kind of aligning with that every single day, tokenization digital, everything going that direction in the US capital markets, and Strategy wanting to be aligned with that in real time?

CJ

So, I would say it's a combination of all of those reasons. And I should definitely start off by, you know, paying my respect to the team at Strive and what they've done with SATA. Matt Cole, Jeff Walton, Ben — they all are incredibly sharp people. And they've executed tremendously well with Strive. And obviously we observed how they took SATA from monthly dividends to daily dividends. And we studied their model very carefully and we realized that this is a good innovation. And then we were thinking about what's the right way for us to sort of move in this daily dividend direction as well. And the reasons are kind of as you laid out. The biggest one is the idea of why should dividends only accrue on business days? If you, in theory, when you compare it with other income instruments in the world or money market funds, for example, the dividends or the income accrues every single day with those kinds of funds or those kinds of instruments. So, we wanted to match that kind of a cycle a bit more and we wanted the economics to be aligned a lot closer to the actual ownership period that you have where you hold the stock or you hold the digital credit instruments. If you're holding STRC through a weekend, through holidays, then why shouldn't those dividends accrue then? We should just align the benefits exactly with the ownership period. And there is definitely some element of making this be perceived in a more desirable manner. There are — everyone wants to — sort of earn every day right. So, why shouldn't we lean into the angle of if — you know, Bitcoin trades 24/7 and if you in theory can work 24/7 and earn income for yourself, why can't your equity or your investments or your credit also pay you 24/7? So obviously we aren’t there yet where we can stream dividends every single hour or every single second. The world hasn't reached that point in terms of the technological integration between the DeFi and TradFi, and maybe someday we'll reach there who knows.

Kotzman

It seems like that's — it seems like that's coming, right?

CJ

Yeah, I mean, that would be really exciting and entertaining that might have a whole other set of issues to deal with, but for now I think it definitely makes sense that all the other preferreds in the world — almost all of them — pay quarterly dividends. And that was definitely very archaic. That's why we started ourselves with the first few preferreds. And then we realized STRC could be monthly. Then we did one upgrade — took it to semi-monthly. And now it naturally feels like the right thing to do and, you know, take it to daily. And that's also after seeing and listening to a lot of feedback that a lot of shareholders gave us. Definitely a lot of retail shareholders love the idea of getting paid daily. So we just thought that doing it 24/7 in some sense - or not 24/7 but seven days a week 365 days a year - is the right way to do it. So we're very excited, you know, with this upgrade.

Additional Information and Where You Can Find It

Strategy Inc (the “Company”) has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the 2026 Special Meeting of Stockholders (the “Special Meeting”). The Company also intends to file a definitive proxy statement with the SEC for the Special Meeting. Promptly after filing the definitive proxy statement, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Special Meeting. Investors and securityholders are urged to read these documents, including the definitive proxy statement (and any amendments or supplements thereto), when they become available because they contain important information. You may obtain these documents (when they become available) free of charge on the SEC's website (www.sec.gov) or at the Company’s website (www.strategy.com) or by contacting the Company’s Investor Relations team by email (ir@strategy.com).

No proxy cards are being furnished by this communication. Stockholders may vote their shares only by following the voting instructions set forth in the definitive proxy statement.

Participant Information

The Company and its directors and executive officers may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from Strategy’s stockholders in connection with the matters to be considered at the Special Meeting. Information about the compensation of our named executive officers and our non-employee directors is set forth in the sections titled “Executive Officer Compensation” and “Director Compensation”, respectively, in the definitive proxy statement for the Company’s 2026 Annual Meeting of Stockholders filed with the SEC on April 28, 2026, available here. Information regarding the participants’ holdings of the Company’s securities and their direct or indirect interests, by security holdings or otherwise, can be found in the sections titled “Security Ownership of Certain Beneficial Owners and Management” and “Interests of Directors and Officers” in the preliminary proxy statement for the Special Meeting, available here.

Forward-Looking Statements

Statements in this communication about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the proposed changes to the terms of the Company’s 10.00% Series A Perpetual Strife Preferred Stock, Variable Rate Series A Perpetual Stretch Preferred Stock, 8.00% Series A Perpetual Strike Preferred Stock, and 10.00% Series A Perpetual Stride Preferred Stock and related potential benefits or impacts. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the factors discussed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 3, 2026 and the risks described in other filings that the Company may make with the SEC. Any forward-looking statements contained in this communication speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.